================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

          Date of Report (Date of earliest event reported): May 1, 2005

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      333-113543                13-3939229
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

       1585 BROADWAY
     NEW YORK, NEW YORK                                            10036
   (Address of Principal                                         (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code: (212) 761-4000

                                    No Change

          (Former name or former address, if changed since last report)

================================================================================

     Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

          Morgan Stanley ABS Capital I Inc. registered issuances of Mortgage
Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration
Statements on Form S-3 (Registration File No. 333-113543) (as amended, the
"Registration Statement"). Pursuant to the Registration Statement, IXIS Real
Estate Capital Trust 2005-HE2 (the "Trust") issued approximately $841,362,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series
2005-HE2 (the "Certificates"), on May 26, 2005. This Current Report on Form 8-K
is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

          The Certificates were issued pursuant to a Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit
4.1, dated as of May 1, 2005, between Morgan Stanley ABS Capital I Inc.,
Countrywide Home Loans Servicing LP, in its capacity as servicer (the
"Servicer"), IXIS Real Estate Capital Inc. (the "Unaffiliated Seller"), JPMorgan
Chase Bank, N.A.,in its capacity as trustee (the "Trustee") and Deutsche Bank
National Trust Company, in its capacity as custodian (the "Custodian"). The
Certificates consist of fourteen classes of senior Certificates, the Class A-1,
Class A-2, Class A-3, Class A-4, Class-MZ, Class M-1, Class M-2, Class M-3,
Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates
(collectively, the "Offered Certificates") and three classes of subordinated
Certificates (the "Class X Certificates", the "Class P Certificates" and the
"Class R Certificates"). Only the Offered Certificates were offered. The
Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

          The assets of the Trust consist primarily of one pool of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the
Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

          Interest distributions on the Class A-1, Class A-2, Class A-3, Class
A-4, Class-MZ, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
Class B-1, Class B-2 and Class B-3 Certificates are based on the Certificate
Principal Balance thereof and the then applicable Pass-Through Rate thereof. The
Pass-Through Rates for the Class A-1, Class A-2, Class A-3, Class A-4, Class-MZ,
Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1,
Class B-2 and Class B-3 Certificates are adjustable.

          The Class A-1, Class A-2, Class A-3, Class A-4, Class-MZ, Class M-1,
Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and
Class B-3 Certificates have an original Certificate Principal Balance of
$255,000,000; $175,000,000; $70,000,000; $109,858,000; $95,020,000; $28,938,000;
$15,980,000; $12,958,000; $22,891,000; $12,957,000; $11,230,000; $13,389,000;
$8,638,000; and $9,503,000, respectively.

          As of the Closing Date, the Mortgage Loans possessed the
characteristics described in the Prospectus dated May 10, 2005 and the
Prospectus Supplement dated May 23, 2005 filed pursuant to Rule 424(b) (5) of the Act on May 26, 2005.

                                        2

     Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

1.1  Underwriting Agreement, dated May 26, 2005, between Morgan Stanley ABS
     Capital I Inc. and Morgan Stanley & Co. Incorporated.

1.2  Underwriter Indemnification Agreement, dated as of May 23, 2005, among
     Morgan Stanley ABS Capital I Inc., Morgan Stanley & Co. Incorporated and
     IXIS Real Estate Capital Inc.

4.1  Pooling and Servicing Agreement, dated as of May 1, 2005, among Morgan
     Stanley ABS Capital I Inc., as depositor, IXIS Real Estate Capital Inc., as unaffiliated seller, Countrywide Home Loans Servicing LP, as servicer,
     JPMorgan Chase Bank, N.A., as trustee, and Deutsche Bank National Trust
     Company, as custodian.

8.1  Opinion of Dewey Ballantine LLP, special tax counsel to Morgan Stanley ABS
     Capital I Inc., regarding certain tax matters.

                                        3

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORGAN STANLEY ABS CAPITAL I INC.
                                           As Depositor and on behalf of IXIS
                                           Real Estate Capital Trust 2005- HE2
                                           Registrant

                                        By: /s/ Gail McDonnell
                                            ------------------------------------
                                            Name: Gail McDonnell
                                            Title: Vice President

Dated: June 7, 2005

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------
1.1           Underwriting Agreement, dated May 26, 2005, between Morgan Stanley
              ABS Capital I Inc. and Morgan Stanley & Co. Incorporated.

1.2           Underwriter Indemnification Agreement, dated as of May 23, 2005, among Morgan Stanley ABS Capital I Inc., Morgan Stanley & Co.
              Incorporated and IXIS Real Estate Capital Inc.

4.1           Pooling and Servicing Agreement, dated as of May 1, 2005, among
              Morgan Stanley ABS Capital I Inc., as depositor, IXIS Real Estate
              Capital Inc., as unaffiliated seller, Countrywide Home Loans
              Servicing LP, as servicer, JPMorgan Chase Bank, N.A., as trustee, and Deutsche Bank National Trust Company, as custodian.

8.1           Opinion of Dewey Ballantine LLP, special tax counsel to Morgan
              Stanley ABS Capital I Inc., regarding certain tax matters.